EXHIBIT 10.5

                   SECOND AMENDMENT OF STANDARD OFFICE BUILDING
                                 LEASE AGREEMENT

                                    RECITALS:

      CLIFFWOOD OIL AND GAS CORPORATION ("Tenant") entered into that certain Standard Office Building Lease Agreement (the "Lease") dated January 14, 1997, for certain premises located at 110 Cypress Station Blvd, Suite 220 & 246, Houston, Texas, with RADLER ENTERPRISES TEXAS, INC. ("Landlord"). The Lease was modified by First Amendment of Office Lease Agreement (hereinafter "First Amendment") on March 12, 1997. The purpose of this Second Amendment of Standard Office Building Lease Agreement (hereinafter "Second Amendment") is to extend the Term of the Lease and expand the Leased Premises. The effective date (hereinafter "Effective Date") of this Second Amendment shall be June 1, 1997.

                                   AMENDMENT:

      For valuable consideration respectively given, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant do hereby enter this Second Amendment which amends the Lease as follows:

1. In addition to Tenant's present space Suite 220 & 246 consisting of approximately 5,092 square feet more particularly described on Exhibit "1", (hereinafter "Existing Space"). Tenant's space as of the Effective Date shall also include approximately 1,635 square feet of space, hereinafter referred to as the "Expansion Space" and is more particularly described on Exhibits "1" and "2" attached to this Second Amendment. Tenant's net rental area, including the Expansion Space, is approximately 6,727 square feet.

2. ARTICLE 2. TERM. This Lease shall continue in force for a term of thirty-six (36) months, beginning on the 1st day of June 1997, and ending on the 31st day of May 2000. In the event the Expansion Space should not be ready for occupancy by Effective Date for any reason, Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof. This First Amendment shall be effective only from the time that the Expansion is ready for occupancy by Tenant which date shall be the date of commencement of the term specified in this First Amendment. If the Expansion Space is ready for occupancy on a date other than the effective Date, Landlord and Tenant will, at the request of either, execute a declaration specifying the beginning date of the term of this First Amendment. In such event, Base rental under this first Amendment shall not commence until said revised commencement date, and the expiration date of the Lease Term shall be extended so as to give effect to the full stated term. Also, in such event, Landlord shall give Tenant written notice of such revised commencement date at least fifteen (15) days in advance thereof.
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SECOND AMENDMENT OF STANDARD OFFICE BULIDING LEASE AGREEMENT

3. TERMINATION OPTION. All Options to Terminate given to Tenant in Section 25 of the Lease and Section 1 of the First Amendment are deleted with no further force or effect and the following is substituted in its place.

      (A) FIRST OPTION TO TERMINATE. Contingent upon Tenant satisfying all the following conditions, (the "Conditions") Tenant is hereby granted a First Option to terminate the Lease Term, as set forth in Section 2 above. The Conditions being that (i) Tenant shall have fully performed all of its convenants, duties and obligations hereunder during the term of this lease; and (ii) Tenant shall have given written notice to Landlord on or before APRIL 1, 1998, that Tenant is exercising such First Option; and (iii) that such written notice be delivered to Landlord at Landlord's business office within normal business hours on or before APRIL 1, 1998; and (iv) Tenant shall reimburse Landlord at the time of written notification to terminate the Lease for the unamortized portion of up front costs in the amount of $12,979.00. Time is of the essence in the exercise of such First Option, and the time period within which such First Option may be exercised shall not be extended or enlarged by Tenant for any reason, including inability to exercise such First Option.

      In the event that Tenant satisfies all the Conditions and effectively exercises such First Option to Terminate, this Lease Agreement shall expire on JUNE 30, 1998. Failure of Tenant to provide notice as specified herein shall cause the term to continue unabated.

      (B) SECOND OPTION TO TERMINATE. Contingent upon Tenant satisfying all the following conditions, (the "Conditions") Tenant is hereby granted a Second Option to terminate the Lease Term, as set forth in Section 2 above. The Conditions being that (i) Tenant shall have fully performed all of its convenants, duties and obligations hereunder during the term of this lease; and
(ii) Tenant shall have given written notice to Landlord on or before APRIL 1, 1999 that Tenant is exercising such Second Option; and (iii) that such written noticed be delivered to Landlord at Landlord's business office within normal business hours on or before APRIL 1, 1999; and (iv) Tenant shall reimburse Landlord at the time of written notification to terminate the Lease for the unamortized portion of up front costs in the amount of $6,490.00. Time is of the essence in the exercise of such Second Option, and the time period within which such Second Option may be exercised shall not be extended or enlarged by Tenant for any reason, including inability to exercise such Second Option.

      In the event that Tenant satisfies all the Conditions and effectively exercises such Second Option to Terminate, this Lease Agreement shall expire on JUNE 30, 1999. Failure of Tenant to provide notice as specified herein shall cause the lease term to continue unabated.
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SECOND AMENDMENT OF STANDARD OFFICE BULIDING LEASE AGREEMENT

4. ARTICLE 4. BASE RENT, ADJUSTMENTS AND LATE CHARGES. As of June 1, 1997, the Base Rental rates specified in the Lease or the Rent Schedule contained in any prior Amendments of the Lease are deleted and the following is substituted in its place:

                                  RENT SCHEDULE
--------------------------------------------------------------------------------
                                          MONTHLY      NO. OF       AGGREGATE
  PAYMENT NO.         DUE DATES           AMOUNT      PAYMENTS       AMOUNT
--------------   --------------------  -------------  --------    --------------
6-17             6/1/1977-5/31/1998       $5,786.00     12         $69,432.00
-------------------------------------  -------------  --------    --------------
18-29            6/1/1998-5/31/1999       $5,786.00     12         $69,432.00
--------------   --------------------  -------------  --------    --------------
30-41            6/1/1999-5/31/2000       $5,786.00     12         $69,432.00
==============  =====================  =============  ========    ==============

5. Landlord at its expense shall furnish and install in the Leased Premises, all of the following Building Standard improvements limited to quantities specified herein using Building Standard Materials as selected by Landlord, which Building Standard Work is more fully described on Exhibit "2" attached hereto:

      (1) Demolition. Demolish walls and doors at position "A" on Exhibit
      "2". Install new door at location "C".
      (2) Partitions. Install partitions located at position "B" on Exhibit "2".
      (3) Electrical. Install building standard duplex electrical outlets to meet Tenant's reasonable needs.
      (4) Decorative (i) Carpet. Install Building Standard, glue-down carpeting throughout the Expansion space; (ii) Paint entire Expansion Space with Building Standard Paint.

6. ENTIRE AGREEMENT. This Second Amendment sets forth all the convenants, promises, assurances, agreements, representations, conditions, warranties, statements and understandings ("Representations") between the Landlord and Tenant concerning the Leased Premises, and there are no Representations, either oral or written, between them other than those in the Lease or this Second Amendment. This Second Amendment supersedes and revokes all previous negotiations, arrangements, letters of intent, offers to lease, lease proposals, brochures, Representations, and information conveyed, whether oral or in writing, between the parties hereto or their respective representatives or any other person purporting to represent the Landlord or Tenant.

7. LEASE IN FULL FORCE AND EFFECT. All provisions of said Lease not inconsistent herewith shall remain in full force and effect. Except as specifically amended by the provisions hereof, the terms and provisions stated in the Lease shall continue to govern the rights and obligations of the parties thereunder; and all provisions and convenants of the Lease shall remain in full force and effect as stated therein, except to extent specifically amended by the provisions hereof.
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SECOND AMENDMENT OF STANDARD OFFICE BULIDING LEASE AGREEMENT

8. DEFINED TERMS. Terms defined in the Lease and delineated herein by initial capital letters shall have the same meanings ascribed thereto in the Lease, except to the extent that the meanings of any such term is specifically modified by the provisions hereof. In addition, other terms not defined in the Lease but defined herein will, when delineated with initial capital letters, have the meanings ascribed thereto. Terms and phrases which are not delineated by initial capital letters shall have the meanings commonly ascribed thereto.

9. EXHIBITS. To the extent indicated above, the following exhibits are made a part hereof and incorporated herein by reference as fully as if set forth herein in their entirety:

      EXHIBIT "1" - Diagram of Existing Space
      EXHIBIT "2" - Diagram of Expansion Space

      In witness whereof the parties here to have executed this Second Amendment and affixed their signatures as of the ___ day of May 1997.

                                    LANDLORD
                         RADLER ENTERPRISES TEXAS, INC.

BY:____________________________________

                                MISHAEL H. RADOM
                                    PRESIDENT
                         RADLER ENTERPRISES, TEXAS, INC.

DATE:___________

                                     TENANT
                        CLIFFWOOD OIL AND GAS CORPORATION


BY:____________________________________

                               FRANK A. LODZINSKI
                                    PRESIDENT
                        CLIFFWOOD OIL AND GAS CORPORATION

DATE:___________